FRANKLIN TEMPLETON

ONE FRANKLIN PARKWAY

SAN MATEO, CA 94403-1906

October  22, 2021

VIA EDGAR SUBMISSION

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:      Franklin Alternative Strategies Funds (“Trust”)

            On behalf of Franklin K2 Alternative Strategies Fund (the “Fund”)

File Nos. 333- 189667 and 811- 22641

Information Statement                                               _____

Dear Sir/Madam:

Pursuant to the requirements of Rule 14c-5(b) under the Securities Exchange Act of 1934, submitted electronically via the EDGAR system, please find attached the definitive Information Statement to be furnished to shareholders of the Fund in describing recent changes involving the investment management of the Fund.

Please direct any questions and comments relating to this filing to Alex Kymn, Esq. at 650/312-8051.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

/s/STEVEN J. GRAY

Steven J. Gray

Vice President and Secretary

SJG/sg